UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52120	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Route 17 South, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders (the "Annual Meeting") of ADMA Biologics, Inc. (the "Company) held on June 19, 2014, the holders of the Company’s common stock voted to elect each of the following Class I directors to serve for a term of three years, until his successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-Votes
Dov A. Goldstein, M.D.	6,728,971	0	838,309
Bryant E. Fong	6,728,971	0	838,309

At the Annual Meeting, the Company's stockholders also voted on the following proposals:

Proposal	For	Against	Abstain	Broker Non-Votes
To approve the Company's 2014 Omnibus Incentive Compensation Plan	6,235,338	492,133	1,500	838,309
To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014	7,567,280	0	0	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2014	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Chief Financial Officer